Exhibit 10.1
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.

)
In the Matter of	)	STIPULATION AND CONSENT
	)	TO THE ISSUANCE OF AN
	)	ORDER TO CEASE AND DESIST
ADVANTA BANK CORP.	)
DRAPER, UTAH	)	FDIC-09-266b
)
(INSURED STATE NONMEMBER BANK))
     Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST (CONSENT AGREEMENT) by the Federal Deposit Insurance Corporation (FDIC), it is hereby stipulated and agreed by and between a representative of the Legal Division of the FDIC and Advanta Bank Corp., Draper, Utah (Respondent) as follows:
     1. The Respondent has been advised of its right to receive a Notice of Charges for an Order to Cease and Desist; Findings of Fact and Conclusions of Law; Order to Pay; and Notice of Hearing (collectively, NOTICE) detailing the unsafe or unsound banking practices alleged to have been committed by the Respondent for which an Order to Cease and Desist (ORDER) may issue against the Respondent pursuant to sections 8(b) of the Federal Deposit Insurance Act (Act), 12 U.S.C. §§ 1818(b).
     2. The Respondent has been further advised of its right to a hearing on the charges under sections 8(b) of the Act, 12

U.S.C. §§ 1818(b) and the FDIC Rules of Practice and Procedure, 12 C.F.R. Part 308.
     3. The Respondent is represented by counsel.
     4. The Respondent admits that the FDIC is the appropriate Federal banking agency to maintain this enforcement action pursuant to section 3(q)(3) of the Act, 12 U.S.C. § 1813(q)(3), and that the FDIC has jurisdiction over it and the subject matter of this proceeding.
     5. In the interest of compromise and settlement, the Respondent, solely for the purpose of this proceeding pursuant to section 8(b) of the Act, 12 U.S.C. §§ 1818(b), and without admitting or denying any of charges of unsafe or unsound banking practices, hereby consents and agrees to the issuance of the ORDER by the FDIC.
     6. The Respondent further stipulates and agrees that such ORDER will be deemed to be an order which has become final under the Act, and that such ORDER shall become effective upon its issuance by the FDIC and fully enforceable by the FDIC pursuant to the provisions of the Act subject only to the conditions of paragraphs 8 and 9 of this CONSENT AGREEMENT.
     7. In the event the FDIC accepts this CONSENT AGREEMENT and issues the ORDER, it is agreed that no action will be taken by the FDIC against the Respondent to enforce the ORDER in the United States District Court unless the Respondent or any director, officer, employee, agent, successor or assign, or other institution-affiliated party (collectively, the Bank Parties) has violated or is about to violate any provision of such ORDER.
     8. The FDIC and the Respondent agree that entering into this CONSENT AGREEMENT shall not constitute an admission of liability by the Respondent for the alleged unsafe or unsound banking practices that form the basis of the ORDER.
     9. The Respondent hereby waives:
          (a) all defenses and counterclaims of any kind to the NOTICE and in this proceeding;
          (b) a public hearing for the purpose of taking evidence on such alleged charges;
          (c) the filing of proposed findings of fact and conclusions of law;
          (d) the issuance of a recommended decision by an administrative law judge;
          (e) the filing of exceptions and briefs with respect to such recommended decision; and
          (f) judicial review of the ORDER as provided by section 8(h) of the Act, 12 U.S.C. § 1818(h), or any other challenge to the validity of the ORDER.

Dated this 24 day of June, 2009.

FDIC LEGAL DIVISION	ADVANTA BANK CORP. DRAPER, UTAH

BY:	BY:

/s/ Carol G. Laakso	/s/ Dennis Alter

Carol G. Laakso	Dennis Alter
Counsel	Director

/s/ Calvin M. Boardman

Calvin M. Boardman
Director

/s/ Philip M. Browne

Philip M. Browne
Director

/s/ Fred W. Fairclough

Fred W. Fairclough
Director

/s/ Fred P. Gonzales

Fred P. Gonzales
Director

/s/ John F. Moore

John F. Moore
Director

/s/ William Wirthlin

William Wirthlin
Director

Comprising the Board of
Directors of Advanta Bank Corp.,
Draper, Utah

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